EXECUTION VERSION SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT THIS SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of April 23, 2018, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”). RECITALS 1. The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Fourth Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2015 (as amended through the date hereof, the “Agreement”). 2. The parties hereto desire to amend the Agreement as hereinafter set forth. NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined. 2. Amendments to the Agreement. The agreement is hereby amended as follows: (a) The definition of “Eligible Receivable” set forth in Exhibit I is amended by adding the following new clause (r) and, in connection therewith, (i) deleting the word “and” at the end of clause (p) thereof and substituting “,” therefor and (ii) deleting the period at the end of clause (q) thereof and substituting “, and” therefor: (r) the Obligor of which is not DowDupont Inc. or any Subsidiary thereof. (b) The definition of “Excluded Receivable” set forth in Exhibit I to the Agreement is restated in its entirety as follows: “Excluded Receivable” means any Receivable (without giving effect to the exclusion of “Excluded Receivables” from the definition thereof) (i) owed by an Obligor not a resident of the United States and denominated in a currency other than U.S. dollars, (ii) the Obligor of which is Siemens AG or any Subsidiary thereof, (iii) the Obligor of which is Mondelez International Inc. or any Subsidiary thereof, (iv) owing by Ford Motor Company or any Subsidiary thereof, the Contract for which is the Energy Services Agreement, dated on or about December 29, 2017, between, inter alia, WESCO Distribution Inc. and Ford Motor Company 726757594 99551574

in connection with upgrades to the Rawsonville plant, (v) the Obligor is Dow Dupont Inc. or any Subsidiary thereof and which was originated on or after April 23, 2018 or (vi) the Contract for which is the Maintenance, Repair and Operating Supplies Agreement, dated on or about May 4, 2018, between, inter alia, WESCO Distribution Inc. and Dow Dupont Inc., owing by DowDupont Inc. (or any Subsidiary thereof) or any Person that is a successor in interest to DowDupont Inc. with respect to such Contract (or any Subsidiary thereof). 3. Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows: (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement, as amended hereby, are true and correct as of the date hereof. (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist. 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Time, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein. 5. Effectiveness. This Amendment shall become effective as of the time (the “Effective Time”) at which the Administrator has executed this Amendment and receives each of the following, in each case form and substance satisfactory to the Administrator in its sole discretion: (A) counterparts of this Amendment executed by each of the other parties hereto and (B) such other agreements, documents, instruments and opinions as the Administrator may request. 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. 7. Governing Law; Jurisdiction. 7.1 THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). 2 726757594 99551574

7.2 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW. 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 3 726757594 99551574

THE HUNTINGTON NATIONAL BANK, as a Committed Purchaser By: Name: Lynsey M. Sausaman Title: Assistant Vice President THE HUNTINGTON NATIONAL BANK, as Purchaser Agent for The Huntington National Bank By: Name: Lynsey M. Sausaman Title: Assistant Vice President S-5 Seventh Amendment to Fourth A&R RPA 726757594 99551574

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser By: __________________________________ Name: __________________________________gáää=^K=oìëëç Title: __________________________________sáÅÉ=mêÉëáÇÉåí THE BANK OF NOVA SCOTIA, as a Committed Purchaser By: __________________________________ Name: __________________________________ Title: __________________________________ THE BANK OF NOVA SCOTIA, as Purchaser Agent for The Bank of Nova Scotia and Liberty Street Funding LLC By: __________________________________ Name: __________________________________ Title: __________________________________ S-6 Seventh Amendment to Fourth A&R RPA 726757594 99551574